Exhibit 99.3

Capital One Financial Corporation
Reconciliation of Reported GAAP Measures to Managed Basis Non-GAAP Measures

We refer to our consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles ("GAAP") as our "reported" or GAAP financial statements.  Effective January 1, 2010, we prospectively adopted two new consolidation accounting standards that resulted in the conolidation of the substantial majority of our securitization trusts that had been previously treated as off-balance sheet. Prior to our adoption of these new consolidation accounting standards, management evaluated the company's performance on a non-GAAP "managed" basis, which assumed that securitized loans were not sold and the earnings from securitized loans were classified in our results of operations in the same manner as the earnings from loans that we owned.  We believed that our managed basis information is useful to investors because it portrays the results of both on- and off-balance sheet loans that we manage, which enables investors to understand and evaluate the credit risks associated with the portfolio of loans reported on our consolidated balance sheet and our retained interests in securitized loans. Our non-GAAP managed basis measures may not be comparable to similarly titled measures used by other companies.

As a result of the January 1, 2010 adoption of the new consolidation accounting standards, the accounting for the loans in our securitization trusts in our reported GAAP financial statements is similar to how we accounted for these loans on a managed basis prior to January 1, 2010. Consequently, we believe our managed basis presentations for periods prior to January 1, 2010 are generally comparable to our reported basis presentations for periods beginning after January 1, 2010.  In periods prior to January 1, 2010, certain of our non-GAAP managed basis measures differed from our comparable reported measures because we assumed, for our managed basis presentation, that securitized loans that were accounted for as sales in our GAAP financial statements remained on our balance sheet.

The following tables, which are described below, provide a reconciliation of reported GAAP financial measures for each quarter of 2009 to our non-GAAP managed basis financial measures included in our filing.  The year-to-date earnings results for each reported period included in our filing can be derived by adding the respective earnings results for each quarter. We also provide a reconciliation of our tangible common equity ratios calculated based on our reported results to ratios calculated based on our non-GAAP managed results.

●	Table 1: Reported GAAP Measures	—	Reflects selected financial measures from our consolidated GAAP financial statements or metrics calculated based on our consolidated GAAP financial statements.

●	Table 2: Non GAAP Securitization Reconciliation Adjustments	—
Presents the reconciling differences between our reported GAAP financial measures and our non-GAAP managed basis financial measures.  These differences include certain reclassifications that assume loans securitized by Capital One and accounted for as sales and off-balance sheet transactions in our GAAP financial statements remain on our balance sheet.  These adjustments do not impact net income as reported by our lines of business or the company as a whole.

●	Table 3: Non GAAP Managed Basis Measures	—	Reflects selected financial measures and related metrics based on our non-GAAP managed basis results.

●	Table 4: Financial & Statistical Summary Explanatory Footnotes	—	Includes explanatory footnotes that provide additional information for certain financial and statistical measures presented in Tables 1, 2 and 3.

●	Table 5: Average Balances and Net Interest Margin Non-GAAP Reconciliation	—	Presents a reconciliation of our average balances and net interest margin on a reported basis to our average balances and net interest margin on a non-GAAP managed basis.

●	Table 6: Tangible Common Equity Non-GAAP Reconciliation	—	Presents a reconciliation of tangible common equity ratios calculated based on our reported results to our tangible common equity ratios calculated on a non-GAAP managed basis.

CAPITAL ONE FINANCIAL CORPORATION (COF)
FINANCIAL & STATISTICAL SUMMARY
TABLE 1:  REPORTED GAAP MEASURES

	2009
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2		Q1(7)
Earnings (Reported Basis)
Net interest income	$1,954	$2,005	$1,945		$1,793
Non-interest Income (1)	1,412	1,553	1,232	(5)	1,090
Total revenue (2)	3,366	3,558	3,177		2,883
Provision for loan and lease losses	844	1,173	934		1,279

Reported Balance Sheet Statistics (Period Average)
Average loans held for investment	$94,732	$99,354	$104,682		$103,242
Average earning assets	143,663	145,280	150,804		145,172
Average assets	169,856	173,428	177,628		168,489
Return on average assets (ROA)	0.95%	1.01%	0.52%		(0.20)%

Reported Balance Sheet Statistics (Period End)
Loans held for investment	$90,619	$96,714	$100,940		$104,921
Total assets	169,622	168,432	171,948		177,431
Tangible assets (A)	155,516	154,315	157,782		163,230
Tangible common equity to tangible assets ratio (B)	8.03%	7.82%	7.10	% (6)	5.75%

Reported Performance Statistics (Quarter over Quarter)
Net interest income growth (3)	(3)%	3%	8%		(1)%
Non-interest income growth (3)	(9)%	26%	13%		(20)%
Revenue growth	(5)%	12%	10%		(9)%
Net interest margin	5.44%	5.52%	5.16%		4.94%
Revenue margin	9.37%	9.80%	8.43%		7.94%
Risk-adjusted margin (C)	6.07%	6.69%	5.46%		4.81%
Non-interest expense as a % of average loans held for investment (annualized)	8.23%	7.25%	7.34%		6.76%
Efficiency ratio (D)	56.92%	49.92%	59.11%		59.93%

Reported Asset Quality Statistics
Net charge-offs (4)	$1,185	$1,128	$1,117		$1,138
Net charge-off rate (4)	5.00%	4.54%	4.28%		4.41%
30+ day performing delinquency rate (4)	4.13%	4.12%	3.71%		3.65%

CAPITAL ONE FINANCIAL CORPORATION (COF)
FINANCIAL & STATISTICAL SUMMARY
TABLE 2:  NON-GAAP SECURITIZATION RECONCILIATION ADJUSTMENTS

	2009
(Dollars in millions, except per share data and as noted)	Q4		Q3		Q2	Q1
Earnings
Net interest income	$1,216		$1,207		$1,013	$957
Non-interest Income (1)	(213)		(180)		(43)	(104)
Total revenue (2)	1,003		1,027		970	853
Provision for loan and lease losses	1,003		1,027		970	853

Balance Sheet Statistics (Period Average)
Average loans held for investment	$43,452		$44,186		$43,331	$43,940
Average earning assets	40,236		40,594		40,404	41,442
Average assets	40,569		41,227		40,774	41,680
Return on average assets (ROA)	(0.18)%		(0.20)%		(0.10)%	0.04%

Balance Sheet Statistics (Period End)
Loans held for investment	$46,184		$44,275		$45,177	$44,809
Total assets	42,767		41,251		42,230	42,527
Tangible assets (A)	42,767		41,251		42,230	42,526
Tangible common equity to tangible assets ratio (B)	(1.73)%		(1.65)%		(1.50)%	(1.19)%

Performance Statistics
Net interest income growth	2%		6%		-%	-%
Non-interest income growth	(4	) %	(11	) %	8%	3%
Revenue growth	-%		(1	) %	1%	4%
Net interest margin	1.46%		1.39%		1.03%	0.95%
Revenue margin	0.13%		0.07%		0.25%	0.07%
Risk-adjusted margin	(1.33)%		(1.46)%		(1.15)%	(1.07)%
Non-interest expense as a % of average loans held for investment	(2.59)%		(2.23)%		(2.15)%	(2.02)%
Efficiency ratio	(13.07)%		(11.19)%		(13.82)%	(13.68)%

Asset Quality Statistics
Net charge-offs	$1,003		$1,027		$970	$853
Net charge-off rate	1.33%		1.46%		1.36%	1.00%
30+ day performing delinquency rate	0.60%		0.43%		0.39%	0.45%

CAPITAL ONE FINANCIAL CORPORATION (COF)
FINANCIAL & STATISTICAL SUMMARY
TABLE 3:  NON-GAAP MANAGED BASIS MEASURES

	2009
(Dollars in millions, except per share data and as noted)	Q4	Q3	Q2		Q1(7)
Earnings (Managed Basis)
Net interest income	$3,170	$3,212	$2,957		$2,750
Non-interest income (1)	1,199	1,373	1,190	(5)	986
Total revenue (2)	4,369	4,585	4,147		3,736
Provision for loan and lease losses	1,847	2,200	1,904		2,132

Managed Balance Sheet Statistics (Period Average)
Average loans held for investment	$138,184	$143,540	$148,013		$147,182
Average earning assets	183,899	185,874	191,208		186,614
Average assets	210,425	214,655	218,402		210,169
Return on average assets (ROA)	0.77%	0.81%	0.42%		(0.16)%

Managed Balance Sheet Statistics (Period End)
Loans held for investment	$136,803	$140,990	$146,117		$149,730
Total assets	212,389	209,683	214,178		219,958
Tangible assets (A)	198,283	195,566	200,012		205,756
Tangible common equity to tangible assets ratio (B)	6.30%	6.17%	5.60	% (6)	4.56%

Managed Performance Statistics (Quarter over Quarter)
Net interest income growth (3)	(1)%	9%	8%		(1)%
Non-interest income growth (3)	(13)%	15%	21%		(17)%
Revenue growth	(5)%	11%	11%		(5)%
Net interest margin	6.90%	6.91%	6.19%		5.89%
Revenue margin	9.50%	9.87%	8.68%		8.01%
Risk-adjusted margin (C)	4.74%	5.23%	4.31%		3.74%
Non-interest expense as a % of average loans held for investment (annualized)	5.64%	5.02%	5.19%		4.74%
Efficiency ratio (D)	43.85%	38.73%	45.29%		46.25%

Asset Quality Statistics
Net charge-offs (4)	$2,188	$2,155	$2,087		$1,991
Net charge-off rate (4)	6.33%	6.00%	5.64%		5.41%
30+ day performing delinquency rate (4)	4.73%	4.55%	4.10%		4.10%

CAPITAL ONE FINANCIAL CORPORATION (COF)
TABLE 4:  FINANCIAL & STATISTICAL SUMMARY EXPLANATORY NOTES

(1)
Includes the impact from the change in fair value of retained interests, including the interest-only strips, which totaled $55 million in Q4 2009, $37 million in Q3 2009, $(115) million in Q2 2009 and $(128) million in Q1 2009.

(2)	Billed finance charges and fees not included in revenue totaled: $490 million in Q4 2009, $517 million in Q3 2009, $572 million in Q2 2009 and $544 million in Q1 2009.

(3)
Prior period amounts have been reclassified to conform with the current period presentation and adjusted to reflect purchase accounting refinements related to the acquisition of Chevy Chase Bank, FSB ("CCB").

(4)
The denominator used in calculating the allowance as a % of loans held for investment, the net charge-off rate and the 30+ day performing delinquency rate includes loans acquired as part of the CCB acquisition. These metrics, calculated excluding CCB loans, are presented below.

(Dollars in millions)	Q4 2009	Q3 2009	Q2 2009	Q1 2009
CCB period end acquired loan portfolio (unaudited)	$7,251	$7,885	$8,644	$8,859
CCB average acquired loan portfolio (unaudited)	$7,512	$8,029	$8,499	$3,073
Allowance as a % of loans held for investment, excluding CCB	4.95%	5.08%	4.86%	4.84%
Net charge-off rate (Reported), excluding CCB	5.44%	4.94%	4.65%	4.54%
Net charge-off rate (Managed), excluding CCB	6.70%	6.36%	5.98%	5.53%
30+ day performing delinquency rate (Reported), excluding CCB	4.49%	4.48%	4.06%	3.99%
30+ day performing delinquency rate (Managed), excluding CCB	4.99%	4.82%	4.36%	4.36%

(5)	In Q2 2009, the Company elected to convert and sell 404,508 shares of MasterCard class B common stock, which resulted in a gain of $66 million that is included in non-interest income.

(6)	Includes the impact of the issuance of 56,000,000 common shares at $27.75 per share on May 14, 2009.

(7)
Effective February 27, 2009, the Company acquired Chevy Chase Bank, FSP for $476 million, which included a cash payment of $445 million and the issuance of 2.6 million common shares valued at $31 million.  The acquistion of Chevy Chase Bank included $10 billion in loans and $13.6 billion in deposits.

STATISTICS / METRIC CALCULATIONS

(A)	Tangible assets represents total assets from continuing operations less identifiable intangible assets and goodwill. See Table 6: Tangible Common Equity Non-GAAP Reconciliation.

(B)
Tangible common equity ("TCE") represents common stockholders' equity (total stockholders' equity less preferred stock) less identifable intangible assets and goodwill.  See Table 6: Tangible Common Equity Non-GAAP Reconciliation.

(C)	Calculated based on total revenue less net charge-offs divided by average earning assets, expressed as a percentage.

(D)	Calculated based on non-interest expense less restructuring expense divided by total revenue.

CAPITAL ONE FINANCIAL CORPORATION
TABLE 5: AVERAGE BALANCES AND NET INTEREST MARGIN NON-GAAP RECONCILIATION(1)

(Dollars in millions)	Quarter Ended 06/30/09
Reported Basis	Average	Income/	Yield/
	Balance	Expense	Rate
Interest-earning assets:
Loans held for investment	$104,682	$2,237	8.55%
Other	8,623	68	3.15%

Total interest-earning assets	$150,804	$2,717	7.21%

Interest-bearing liabilities:
Securitization liability	5,876	74	5.04%

Total interest-bearing liabilities	$131,631	$772	2.35%

Net interest spread			4.86%

Interest income to average interest-earning assets			7.21%
Interest expense to average interest-earning assets			2.05%
Net interest margin			5.16%

Non-GAAP Securitization Reconciliation Adjustments	Quarter Ended 06/30/09
	Average	Income/	Yield/
Interest-earning assets:	Balance	Expense	Rate
Loans held for investment	$43,331	$1,331	1.09%
Other	(2,927)	(51)	(1.96)%

Total interest-earning assets	$40,404	$1,280	1.15%

Interest-bearing liabilities:
Securitization liability	40,806	268	(2.11)%

Total interest-bearing liabilities	$40,806	$268	0.06%

Net interest spread			1.09%

Interest income to average interest-earning assets			1.15%
Interest expense to average interest-earning assets			0.12%
Net interest margin			1.03%

Non-GAAP Managed Basis	Quarter Ended 06/30/09
	Average	Income/	Yield/
Interest-earning assets:	Balance	Expense	Rate
Loans held for investment	$148,013	$3,568	9.64%
Other	5,696	17	1.19%

Total interest-earning assets	$191,208	$3,997	8.36%

Interest-bearing liabilities:
Securitization liability	46,682	342	2.93%

Total interest-bearing liabilities	$172,437	$1,040	2.41%

Net interest spread			5.95%

Interest income to average interest-earning assets			8.36%
Interest expense to average interest-earning assets			2.17%
Net interest margin			6.19%

(1) Reflects amounts based on continuing operations.

CAPITAL ONE FINANCIAL CORPORATION
TANGIBLE COMMON EQUITY NON-GAAP RECONCILIATION

The table below presents reconciliation adjustments necessary to calculate our non-GAAP tangible common equity ("TCE") ratios for the periods presented. The Company believes the non-GAAP TCE ratio is a meaningful measure to use in assessing the Company's capital strength. This measure may not be comparable to similarly titled measures used by other companies.

	2010	2010	2009	2009	2009
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Reconciliation of Average Equity to Average Tangible Common Equity
Average equity	$24,526	$23,681	$26,518	$26,002	$27,668
Less: Preferred stock	-	-	-	-	41
Less: Average intangible assets (1)	(14,039)	(14,075)	(14,105)	(14,151)	(14,129)
Average Tangible Common Equity	$10,487	$9,606	$12,413	$11,851	$13,580

Reconciliation of Period End Equity to Tangible Common Equity
Stockholders' equity	$25,270	$24,374	$26,589	$26,192	$25,332
Less: Preferred stock	-	-	-	-	38
Less: Intangible assets (1)	(14,011)	(14,044)	(14,106)	(14,117)	(14,166)
Period End Tangible Common Equity	$11,259	$10,330	$12,483	$12,075	$11,204

Reconciliation of Period End Assets to Tangible Assets
Total assets	$197,489	$200,707	$169,646	$168,463	$171,994
Less: Assets—discontinued operations	(10)	(16)	(24)	(31)	(46)
Total assets—continuing operations	197,479	200,691	169,622	168,432	171,948
Less: Intangible assets (1)	(14,011)	(14,044)	(14,106)	(14,117)	(14,166)
Period End Tangible Assets	$183,468	$186,647	$155,516	$154,315	$157,782

TCE ratio (2)	6.14%	5.53%	8.03%	7.82%	7.10%

Reconciliation of Period End Assets to Tangible Assets on a Managed Basis
Total reported assets	$197,489	$200,707	$169,646	$168,463	$171,994
Securitization adjustments (3)	-	-	42,767	41,251	42,230
Total non-GAAP managed assets	197,489	200,707	212,413	209,714	214,224
Less: Assets—discontinued operations	(10)	(16)	(24)	(31)	(46)
Total assets—continuing operations	197,479	200,691	212,389	209,683	214,178
Less: Intangible Assets (1)	(14,011)	(14,044)	(14,106)	(14,117)	(14,166)
Period End Tangible Assets	$183,468	$186,647	$198,283	$195,566	$200,012

TCE ratio (2)	6.14%	5.53%	6.30%	6.17%	5.60%

(1) Presented net of related deferred taxes.
(2) Calculated based on tangible common equity divided by tangible assets.
(3) Reflects adjustments to our reported GAAP results to reflect loans that have been securitized and accounted for as sales on a GAAP basis as though the loans remained on our consolidated balance sheets.